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                       SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D. C. 20549

                                _______________

                                    FORM 8-K


                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                        SECURITIES EXCHANGE ACT OF 1934



Date of Report (Date of earliest event reported): July 13, 2001 (July 6, 2001)
                                                 -----------------------------



                             PEOPLES BANCORP, INC.
              --------------------------------------------------
              (Exact name of registrant as specified in charter)



          Georgia                     333-12293               58-2265412
--------------------------------   ----------------      -------------------
(State or other jurisdiction       (Commission File        (I.R.S. Employer
    of incorporation)                  Number)            Identification No.)


119 Maple Street, Carrollton, Georgia                            30117
--------------------------------------------------               -----
(Address of principal executive offices                        (Zip Code)



Registrant's telephone number, including area code:  (770) 838-9608
                                                     --------------



                                Not Applicable
                                --------------
        (Former name or former address, if changed since last report.)
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ITEM 5.  Other Events

          On July 6, 2001, Peoples Bancorp, Inc. ("Registrant") announced that it had signed an agreement to merge with United Community Banks, Inc. ("United"). The proposed acquisition is subject to appropriate shareholder and regulatory approvals. Registrant's subsidiary, Peoples Bank of West Georgia, will continue to operate as a separate bank.

          United is a $2.7 billion, multi-bank holding company with 48 locations throughout North Georgia and West North Carolina.


ITEM 7.  Financial Statements, Pro Forma Financial Information and Exhibits

      (c)  Exhibits
           --------

           99 News release dated July 6, 2001 regarding Registrant signing merger agreement with United Community Banks, Inc.

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                                  SIGNATURES



     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                    PEOPLES BANCORP, INC.



                                    By:  /s/ Timothy I. Warren
                                         ----------------------
                                         Timothy I. Warren
                                         President and Chief Executive Officer


                                    Date:    July 13, 2001
                                             -------------

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